FIRST INVESTORS

FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND, INC.

ANNUAL REPORT
DECEMBER 31, 1997


The following appears at the bottom left of the first page:

First Investors Logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FI6146




Portfolio Manager's Letter
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or -- in the case of the bond market -- benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

During 1997, First Investors U.S. Government Plus Fund 1st Fund, 2nd Fund and 3rd Fund returned 9.1%, 4.5% and 2.6%, respectively, on a net asset value basis. In 1997, dividends declared from net investment income were 67.0,
70.0 and 64.3 cents per share to the 1st Fund, 2nd Fund and 3rd Fund, respectively. In addition, the 1st Fund declared a capital gain distribution of 39.4 cents per share.

During 1997, the Funds' performance was boosted as a generally favorable interest rate environment resulted in higher prices for the Treasury STRIPS held in the Funds. The yield on long-term U.S. Treasury bonds fell to 5.92% in 1997, down from 6.64% at the end of 1996. Most of the decline in yield was in the second half of the year as concerns regarding the impact of the Asian economic crisis sparked a "flight to safety" by investors. In an environment of falling interest rates, Treasury STRIPS, also known as zero coupon bonds, perform well because they do not have the re-investment risk normally associated with interest payments on the security. When interest rates decline, the prices of zero coupons rise sharply because holders receive no income that needs to be re-invested at less attractive rates. However, the investment performance of such securities is tied to their relative maturities, with those having the earliest maturities generating returns in line with cash or investments in commercial paper.

The equity portion of the Funds was helped by Travis Boats & Motors, which operates a chain of boat stores and Transportacion Maritima Mexicana, a Mexican rail and shipping company. Poor performers included Scientific Games, a maker of instant lottery tickets and Motorola, a manufacturer of mobile phone handsets and semiconductors.

As far as the equity components of the Funds are concerned, while we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock markets. Stock markets tend to be cyclical requiring a long term time- horizon when investing. Additionally, on a technical basis, the current bull market is now the longest in history. Providing positive economic support is the convergence of stable economic growth, low inflation and constructive interest rates. Also supportive are the demographic trends that are propelling "baby boomers" savings and investment rates to continue at high levels. However, one of the risks to U.S. equity investors is the impact which lower global growth, caused by the turmoil in Asian economies, will have on U.S. companies' profits and therefore stock market prices.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Chief Investment Officer
  and Portfolio Manager

January 30, 1998



Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND

Comparison of change in value of $10,000 investment in the First Investors U.S. Government Plus Fund - 1st Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

          GOVT PLUS  INTERMEDIATE   LONG TERM
           1ST FUND         INDEX       INDEX

 Jan-88     $ 9,200       $10,000     $10,000
 Dec-88      10,371        10,627      10,920
 Dec-89      12,533        11,975      12,986
 Dec-90      12,665        13,107      13,806
 Dec-91      15,526        14,955      16,361
 Dec-92      16,519        15,993      17,664
 Dec-93      19,731        17,308      20,711
 Dec-94      17,581        17,003      19,129
 Dec-95      22,680        19,453      25,000
 Dec-96      22,125        20,228      24,782
 Dec-97      24,139        21,783      28,519

BOXED INFORMATION INSIDE GRAPH:
                            Average Annual Total Return*
                       N.A.V. Only        S.E.C. Standardized
One Year                  9.10%                   .39%
Five Years                7.88%                  6.09%
Ten Years                10.12%                  9.21%

The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund - 1st Fund beginning 1/1/88 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/97) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are calculated without sales charges. "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. Some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (.03)%, 5.86% and 9.08%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 2nd FUND

Comparison of change in value of $10,000 investment in the First Investors U.S. Government Plus Fund - 2nd Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

          GOVT PLUS  INTERMEDIATE   LONG TERM
           2nd FUND         INDEX       INDEX

Jan-88       $9,200       $10,000     $10,000
Dec-88       10,020        10,627      10,920
Dec-89       11,860        11,975      12,986
Dec-90       12,336        13,107      13,806
Dec-91       14,705        14,955      16,361
Dec-92       15,741        15,993      17,664
Dec-93       17,713        17,308      20,711
Dec-94       16,493        17,003      19,129
Dec-95       19,032        19,453      25,000
Dec-96       19,206        20,228      24,782
Dec-97       20,063        21,783      28,519

BOXED INFORMATION INSIDE GRAPH:
                            Average Annual Total Return*
                       N.A.V. Only        S.E.C. Standardized
One Year                  4.47%                 (3.86)%
Five Years                4.97%                  3.24%
Ten Years                 8.11%                  7.21%

The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund - 2nd Fund beginning 1/1/88 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/97) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are calculated without sales charges. "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. Some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.09)%, 3.19% and 7.19%, respectively.
Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 3rd FUND

Comparison of change in value of $10,000 investment in the First Investors U.S. Government Plus Fund - 3rd Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

          GOVT PLUS  INTERMEDIATE   LONG TERM
           3rd FUND         INDEX       INDEX

Jan-88       $9,200       $10,000     $10,000
Dec-88        9,990        10,627      10,920
Dec-89       11,616        11,975      12,986
Dec-90       11,947        13,107      13,806
Dec-91       14,238        14,955      16,361
Dec-92       15,135        15,993      17,664
Dec-93       17,376        17,308      20,711
Dec-94       16,371        17,003      19,129
Dec-95       18,684        19,453      25,000
Dec-96       18,861        20,228      24,782
Dec-97       19,343        21,783      28,519

BOXED INFORMATION INSIDE GRAPH:
                            Average Annual Total Return*
                       N.A.V. Only        S.E.C. Standardized
One Year                  2.56%                 (5.67)%
Five Years                5.03%                  3.29%
Ten Years                 7.72%                  6.82%

The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund - 3rd Fund beginning 1/1/88 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/97) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are calculated without sales charges. "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. Some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (5.87)%, 3.25% and 6.80%, respectively.
Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
December 31, 1997

------------------------------------------------------------------------------------------------------------------------------

Principal                                                              1st Fund             2nd Fund             3rd Fund
Amount or                                                        -------------------  -------------------  -------------------
   Shares   Security                                                  Value        %       Value        %       Value        %
------------------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT SECURITIES
   $1,875M  Treasury STRIPS, due 11/15/2004                     $ 1,265,287
    2,150M  Treasury STRIPS, due 11/15/1999                                          $ 1,936,146
      825M  Treasury STRIPS, due 11/15/1998                                                               $   786,341
------------------------------------------------------------------------------------------------------------------------------
            Total Value of U.S. Government Securities
              (cost $954,363, $1,857,981 and $771,476,
              respectively)                                       1,265,287     98.7   1,936,146     98.5     786,341     89.3
------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS
            Consumer Cyclicals
      300  *Scientific Games Holdings Corporation                                          6,075
      500  *Scientific Games Holdings Corporation                                                              10,125
      800  *Travis Boats & Motors, Inc.                                                                        19,300
------------------------------------------------------------------------------------------------------------------------------
                                                                                           6,075       .3      29,425      3.4
------------------------------------------------------------------------------------------------------------------------------
            Energy
      100  *Cal Dive International, Inc.                              2,450
      200  *Cal Dive International, Inc.                                                   4,900
      300  *Cal Dive International, Inc.                                                                        7,350
      150  *Veritas DGC, Inc.                                                              5,925
      200  *Veritas DGC, Inc.                                                                                   7,900
------------------------------------------------------------------------------------------------------------------------------
                                                                      2,450       .2      10,825       .6      15,250      1.7
------------------------------------------------------------------------------------------------------------------------------
            Technology
      100  *Envoy Corporation                                         2,912
      200  *Envoy Corporation                                                              5,825
      400  *Envoy Corporation                                                                                  11,650
       40   Motorola, Inc.                                            2,283
      100   Motorola, Inc.                                                                 5,706
      200   Motorola, Inc.                                                                                     11,412
------------------------------------------------------------------------------------------------------------------------------
                                                                      5,195       .4      11,531       .6      23,062      2.6
------------------------------------------------------------------------------------------------------------------------------
            Transportation
      600   Interpool, Inc.                                                                                     8,888
    1,200   Transportacion Maritima Mexicana
              SA de C.V. - Class "L" (ADR)                                                                      8,850
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               17,738      2.0
------------------------------------------------------------------------------------------------------------------------------
            Total Value of Common Stocks
              (cost $5,524, $24,611 and $67,560, respectively)        7,645       .6      28,431      1.5      85,475      9.7
------------------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $959,887,
  $1,882,592 and $839,036, respectively)                          1,272,932     99.3   1,964,577    100.0     871,816     99.0
Other Assets, Less Liabilities                                        9,067       .7         449       .0       9,131      1.0
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                      $ 1,281,999    100.0 $ 1,965,026    100.0 $   880,947    100.0
==============================================================================================================================
*Non-income producing

                                                  See notes to financial statements


Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
                                                                                1st Fund         2nd Fund         3rd Fund
--------------------------------------------------------------------------------------------------------------------------
Assets

Investments in securities:

  At identified cost................................................     $       959,887  $     1,882,592  $       839,036
                                                                          ==============   ==============   ==============
  At value (Note 1A)................................................     $     1,272,932  $     1,964,577  $       871,816
Cash................................................................              16,244            8,966           14,187
Investment securities sold..........................................                 ---            2,171            4,358
Other assets........................................................                 872              944              923
                                                                          ---------------  ---------------  ---------------
Total Assets........................................................           1,290,048        1,976,658          891,284
                                                                          ---------------  ---------------  ---------------
Liabilities

Distributions payable...............................................               2,686            4,976            3,157
Investment securities purchased.....................................                 ---            1,826            3,653
Accrued expenses....................................................               4,727            3,849            3,087
Accrued advisory fees...............................................                 636              981              440
                                                                          ---------------  ---------------  ---------------
Total Liabilities...................................................               8,049           11,632           10,337
                                                                          ---------------  ---------------  ---------------

Net Assets..........................................................     $     1,281,999  $     1,965,026  $       880,947
                                                                          ==============   ===============  ===============

Net Assets Consist of:
Capital paid in.....................................................     $       968,954  $     1,916,649  $       892,905
Accumulated net realized loss on investments........................                 ---          (33,608)         (44,738)
Net unrealized appreciation in value of investments.................             313,045           81,985           32,780
                                                                          --------------   --------------   --------------
Total...............................................................     $     1,281,999  $     1,965,026  $       880,947
                                                                          ==============   ==============   ==============


Shares of beneficial interest outstanding (Note 3)..................             125,022          182,599           79,300
                                                                                 =======          =======          =======

Net Asset Value and Redemption Price Per Share
(Net assets divided by shares of beneficial interest outstanding)...              $10.25           $10.76           $11.11
                                                                                   =====            =====            =====

Maximum Offering Price Per Share
(Net Asset Value /.92)* ............................................              $11.14           $11.70           $12.08
                                                                                   =====            =====            =====
*On purchases of $10,000 or more, the sales charge is reduced.

                                                  See notes to financial statements



Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND
Year Ended December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
                                                                                1st Fund         2nd Fund         3rd Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest..........................................................     $        92,795  $       151,284  $        62,388
  Dividends.........................................................                  19               96              288
                                                                          --------------   --------------   --------------
Total income........................................................              92,814          151,380           62,676
                                                                          --------------   --------------   --------------

Expenses (Notes 1 and 4):
  Advisory fees.....................................................              12,442           20,299            9,323
  Professional fees.................................................               6,459            7,907            4,332
  Shareholder servicing costs.......................................               3,233            7,637            2,410
  Reports and notices to shareholders...............................                 618            1,268              422
  Custodian fees....................................................                 437              787              617
  Other expenses....................................................                 784            1,135              866
                                                                          --------------   --------------   --------------
Total expenses......................................................              23,973           39,033           17,970
Less: Expenses assumed by investment adviser........................              (6,969)          (7,292)          (3,008)
      Custodian fees paid indirectly................................                (206)            (664)            (617)
                                                                          --------------   --------------   --------------
Expenses-net........................................................              16,798           31,077           14,345
                                                                          --------------   --------------   --------------

Net investment income...............................................              76,016          120,303           48,331
                                                                          --------------   --------------   --------------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investments.............................              44,787            3,128          (23,059)
Net unrealized depreciation of investments..........................             (13,740)         (36,166)          (3,022)
                                                                          --------------   --------------   --------------
Net gain (loss) on investments......................................              31,047          (33,038)         (26,081)
                                                                          --------------   --------------   --------------

Net Increase in Net Assets Resulting from Operations................     $       107,063  $        87,265  $        22,250
                                                                          ==============   ==============   ==============

                                                  See notes to financial statements


Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

------------------------------------------------------------------------------------------------------------------------------
                                                            1st Fund                  2nd Fund                  3rd Fund
                                                    ----------------------    ----------------------    ----------------------
Year Ended December 31                                   1997         1996         1997         1996         1997         1996
------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations

  Net investment income.......................... $    76,016  $    77,618  $   120,303  $   125,838  $    48,331  $    50,583
  Net realized gain (loss) on investments........      44,787       41,339        3,128       35,135      (23,059)      18,966
  Net unrealized depreciation of investments.....     (13,740)    (151,205)     (36,166)    (135,205)      (3,022)     (57,931)
                                                     --------     --------     --------     --------     --------     --------
    Net increase (decrease) in net assets
      resulting from operations..................     107,063      (32,248)      87,265       25,768       22,250       11,618
                                                     --------     --------     --------     --------     --------     --------

Distributions to Shareholders
  Net investment income..........................     (76,047)     (77,618)    (120,316)    (125,838)     (48,373)     (50,583)
  Net realized gains.............................     (44,720)     (41,442)         ---          ---          ---          ---
                                                     --------     --------     --------     --------     --------     --------
    Total distributions..........................    (120,767)    (119,060)    (120,316)    (125,838)     (48,373)     (50,583)
                                                     --------     --------     --------     --------     --------     --------
Trust Share Transactions(a)
  Proceeds from shares sold......................      14,062        1,514        9,721        7,270          ---          562
  Value of distributions reinvested..............     118,080      117,893      115,340      121,862       45,216       47,849
  Cost of shares redeemed........................    (195,312)    (133,719)    (294,547)    (336,869)    (163,184)    (114,064)
                                                     --------     --------     --------     --------     --------     --------
    Net decrease from trust share transactions ..     (63,170)     (14,312)    (169,486)    (207,737)    (117,968)     (65,653)
                                                     --------     --------     --------     --------     --------     --------

Net decrease in net assets.......................     (76,874)    (165,620)    (202,537)    (307,807)    (144,091)    (104,618)

Net Assets
  Beginning of year..............................   1,358,873    1,524,493    2,167,563    2,475,370    1,025,038    1,129,656
                                                    ---------    ---------    ---------    ---------    ---------    ---------
  End of year.................................... $ 1,281,999  $ 1,358,873  $ 1,965,026  $ 2,167,563  $   880,947  $ 1,025,038
                                                    =========    =========    =========    =========    =========    =========

(a)Trust Shares Issued and Redeemed
   Issued........................................       1,358           67          884        1,159          ---           47
   Issued on distributions reinvested............      11,520       11,369       10,719       11,109        4,070        4,176
   Redeemed......................................     (18,883)     (12,092)     (26,539)     (29,504)     (14,246)      (9,379)
                                                     --------     --------     --------     --------     --------     --------
     Net decrease in trust shares outstanding....      (6,005)        (656)     (14,936)     (17,236)     (10,176)      (5,156)
                                                    =========    =========    =========    =========    =========    =========

                                                  See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

1. Significant Accounting Policies - The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest of the 1st, 2nd and 3rd Funds and accounts separately for the assets, liabilities and operations of each Fund. The Funds' objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation - A security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices. The Treasury STRIPS in which each Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices on that day as furnished by any dealer who makes a market in such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by methods approved by the Trustees of the Fund.

B. Federal Income Taxes - No provision has been made for federal income taxes on net income or capital gains, since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 1997, the following Funds had capital loss carryovers expiring as follows:

           Year of Expiration        2nd Fund         3rd Fund
           ------------------       ----------       ----------
                 1998               $   29,803       $    5,775
                 1999                       --           15,904
                 2005                       --           14,101
                                    ----------       ----------
                                    $   29,803       $   35,780
                                    ==========       ==========

C. Distributions to Shareholders - Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Expense Allocation - Direct expenses attributable to a Fund are charged to and paid from the assets of that Fund. Indirect or general expenses of the Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. The Funds' custodian has provided credits in the amount of $1,487 against custodian charges based on the uninvested cash balances of the Funds.

F. Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Security Transactions - Purchases and sales of securities and long-term U.S. Government Obligations, excluding short-term notes, were as follows:


Year Ended December 31, 1997              1st Fund     2nd Fund     3rd Fund
----------------------------            -----------  -----------  -----------
Securities
----------
Purchases.............................  $     5,075   $   21,816  $    54,131
                                        ===========  ===========  ===========
Proceeds of sales.....................  $     1,043   $   13,957  $    41,730
                                        ===========  ===========  ===========
Long-Term U.S. Government Obligations
-------------------------------------
Purchases.............................  $        --  $        --  $        --
                                        ===========  ===========  ===========
Proceeds of sales.....................  $   211,576  $   322,323  $   183,009
                                        ===========  ===========  ===========

At December 31, 1997, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                          1st Fund     2nd Fund     3rd Fund
                                        -----------  -----------  -----------
Aggregate cost of investments.........  $   959,887  $ 1,882,592  $   839,036
                                        ===========  ===========  ===========

Gross unrealized appreciation.........  $   313,045  $    82,960  $    35,947
Gross unrealized depreciation.........           --         (975)      (3,167)
                                        -----------  -----------  -----------
Net unrealized appreciation...........  $   313,045  $    81,985  $    32,780
                                        ===========  ===========  ===========

3. Trust Shares - The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, of one or more Funds.

4. Advisory Fee and Other Transactions With Affiliates - Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent trustees will be remunerated by the Funds.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the year ended December 31, 1997 were $42,064 of which $8,265 was waived. In addition, expenses of $9,004 were assumed by FIMCO.

For the year ended December 31, 1997, shareholder servicing costs included $9,053 in transfer agent fees paid to ADM and $3,404 in IRA custodian fees paid to FFS.



Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st, 2nd and 3rd Funds of First Investors U.S. Government Plus Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st, 2nd and 3rd Funds of First Investors U.S. Government Plus Fund as of December 31, 1997, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                         Tait, Weller & Baker

Philadelphia, Pennsylvania
January 30, 1998



Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
------------------------------------------------------------------------------------------------------------------------------
                                              P  E  R    S  H  A  R  E    D  A  T  A
         ---------------------------------------------------------------------------------------------------------------------

                         Income from Investment Operations             Less Distributions from
                 Net  ---------------------------------------   -------------------------------------                      Net
         Asset Value                Net Realized                                                                   Asset Value
         -----------         Net  and Unrealized   Total from          Net         Net                             -----------
           Beginning  Investment  Gain (Loss) on   Investment   Investment    Realized     Capital          Total          End
             of Year      Income     Investments   Operations       Income        Gain     Surplus  Distributions      of Year
------------------------------------------------------------------------------------------------------------------------------
1st Fund
--------
1993          $11.34       $.670         $ 1.535      $ 2.205        $.670       $.525         $---        $1.195       $12.35
1994           12.35        .690          (2.035)      (1.345)        .690        .484         .001         1.175         9.83
1995            9.83        .667           2.114        2.781         .667        .364          ---         1.031        11.58
1996           11.58        .648           (.863)       (.215)        .648        .347          ---          .995        10.37
1997           10.37        .670            .274         .944         .670        .394          ---         1.064        10.25

2nd Fund
--------
1993           11.28        .643            .770        1.413         .643         ---          ---          .643        12.05
1994           12.05        .660          (1.484)       (.824)        .660         ---         .006          .666        10.56
1995           10.56        .646            .970        1.616         .646         ---          ---          .646        11.53
1996           11.53        .675           (.560)        .115         .675         ---          ---          .675        10.97
1997           10.97        .700           (.210)        .490         .700         ---          ---          .700        10.76

3rd Fund
--------
1993           11.17        .544           1.110        1.654         .544         ---          ---          .544        12.28
1994           12.28        .610          (1.307)       (.697)        .610         ---         .013          .623        10.96
1995           10.96        .568            .980        1.548         .568         ---          ---          .568        11.94
1996           11.94        .593           (.480)        .113         .593         ---          ---          .593        11.46
1997           11.46        .642           (.349)        .293         .643         ---          ---          .643        11.11

Financial Highlights (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
----------------------------------------------------------------------------------------------------
                                           R A T I O S / S U P P L E M E N T A L  D A T A
        --------------------------------------------------------------------------------------------
                                                                    Ratio to Average Net
                                            Ratio to Average       Assets Before Expenses
                                              Net Assets++           Waived or Assumed
                                         -----------------------  ----------------------- Portfolio
                 Total       Net Assets               Investment               Investment  Turnover
                Return+     End of Year   Expenses        Income   Expenses        Income      Rate
                   (%)   (in thousands)        (%)           (%)        (%)           (%)       (%)
----------------------------------------------------------------------------------------------------
1st Fund
--------
1993             19.44           $1,732       1.60          4.94       1.75          4.79         7
1994            (10.90)           1,330       1.60          5.73       1.78          5.55         8
1995             28.29            1,524       1.60          5.60       1.87          5.33         7
1996             (1.86)           1,359       1.60          5.70       1.98          5.32         7
1997              9.10            1,282       1.37          6.11       1.93          5.55         0

2nd Fund
--------
1993             12.53            2,756       1.70          4.93        ---           ---         7
1994             (6.89)           2,360       1.78          5.48        ---           ---         8
1995             15.30            2,475       1.93          5.35        ---           ---         7
1996              1.00            2,168       1.85          5.50        ---           ---         8
1997              4.47            1,965       1.56          5.93       1.92          5.57         1

3rd Fund
--------
1993             14.81            1,258       1.68          4.27        ---           ---        11
1994             (5.78)           1,032       1.74          4.77        ---           ---        10
1995             14.12            1,130       1.89          4.68        ---           ---         8
1996               .95            1,025       1.95          4.77        ---           ---        12
1997              2.56              881       1.60          5.18       1.93          4.85         6

 + Calculated without sales charges
++ Net of expenses waived or assumed (Note 4).

                                                  See notes to financial statements



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
--------------------------------
James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer



Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.